UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2009

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Management Discussions and Performance Summaries	4
Schedules of Investments	13
Financial Statements	15
Notes to the Financial Statements	18
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	32
Other Information	33

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectuses.

The Enhanced Dividend Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who want current income. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds, which have an emphasis on dividend paying stocks. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs High Yield Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. The Portfolio may also invest in securities and other financial instruments, including derivatives (such as swaps and futures contracts), which may be denominated in currencies other than the U.S. dollar. Derivatives instruments may be illiquid, difficult to price and leveraged, so that small changes may produce disproportionate losses to the Portfolio. The Portfolio is subject to the risk factors of each Underlying Fund and the securities that it holds directly, which include prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. From time to time, the Underlying Funds in which the Portfolio invests may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Tax-Advantaged Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds. In addition, the Portfolio will have a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund, the Goldman Sachs High Yield Fund or other fixed income securities. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. The Portfolio may also invest in securities and other financial instruments, including derivatives (such as swaps and futures contracts), which may be denominated in currencies other than the U.S. dollar. Derivatives instruments may be illiquid, difficult to price and leveraged, so that small changes may produce disproportionate losses to the Portfolio. The Portfolio seeks to achieve returns primarily in the form of price appreciation and may use different strategies in seeking tax efficiency. No assurance can be offered that the Portfolio’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders. The Portfolio is subject to the risk factors of each Underlying Fund and the securities that it holds directly, which include prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. From time to time, the Underlying Funds in which the Portfolio invests may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET OVERVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Market Review

Global stock and bond markets experienced extraordinary volatility during the annual reporting period ended August 31, 2009. In September 2008, investment bank Lehman Brothers declared bankruptcy and commercial bank Washington Mutual collapsed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm. These events, combined with panicked selling in the credit markets, sparked a financial crisis.

In response, the Federal Reserve Board (the “Fed”) and U.S. Treasury Department announced the Troubled Asset Relief Program (“TARP”) and said they intended to purchase $700 billion of troubled assets from financial institutions. Within a few weeks, the U.S. Treasury expanded TARP’s original mandate in order to buy equity stakes in nine large financial institutions, including Goldman Sachs.

By mid-December, the Fed lowered the federal funds rate to a range of between 0% and 0.25% and pursued unconventional easing approaches, such as making verbal commitments to maintaining low rates and buying assets to try and stimulate demand.

In March 2009, the Fed and the U.S. Treasury Department launched the Term Asset-Backed Securities Loan Facility (“TALF”), which is designed to provide up to $200 billion in financing for the issuance of asset-backed securities collateralized by loans. They also announced the Public-Private Investment Program for the purchase of $500 billion of legacy assets from the balance sheets of financial institutions. In total, the Fed stated that it would inject $1.25 trillion into the U.S. economy through its new programs.

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (EDGE Portfolio only). Under normal conditions, at least 80% of a Portfolios’ net assets plus any borrowings for investment purposes will be allocated among the Underlying Funds which invest primarily in equity securities, including U.S. large-cap, U.S. small-cap international exposures to seek capital appreciation. The Portfolios may also invest directly in other securities, including unaffiliated exchange-traded funds, and can use these investments for implementing tactical tilts. Normally, each of the Portfolios also have a small strategic allocation in U.S. investment grade bonds.

Equity Markets

The S&P 500 Index fell more than 50% between September 1, 2008 and early March 2009, when it reached a low of 680. Then it rebounded about 50% to 1020 on August 31, 2009. However, the rally did not fully erase the previous decline; if a market falls 50%, it must rally 100% to break even. For the 12-month reporting period ended August 31, 2009, the S&P 500 Index was down 18.25%. Global stock markets experienced a similar decline and partial recovery.

MARKET OVERVIEW

The VIX, a measure of stock market volatility, began the reporting period at 22, which was only slightly higher than its long-term average. It soared to an all-time high of 80.9 on November 20, 2008 before declining to 26 in late August 2009.

Fixed Income Markets

The turmoil in the financial sector at the beginning of the reporting period sparked a broad-based flight to safety, primarily into U.S. Treasury securities. Credit spreads — the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities — widened to historic levels as investors questioned the stability of even the highest-rated bonds. From March through August 2009, as financial conditions improved and the U.S. economy showed signs of stabilization, investors began to seek out riskier assets and U.S. Treasuries posted record declines.

PORTFOLIO RESULTS

Enhanced Dividend Global Equity Portfolio

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolio’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Enhanced Dividend Global Equity Portfolio perform during the annual period ended August 31, 2009?

A	During the one-year reporting period ended August 31, 2009, the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) Class A and Institutional Shares generated average annual total returns, without sales charges, of −10.53% and −10.11%, respectively. These returns compare to the −14.08% average annual total return of the Enhanced Dividend Global Equity (“EDGE”) Composite Index (“EDGE Composite Index”) over the same time period. The EDGE Composite Index is comprised of the Barclays Capital Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Russell 3000® Index (60%).

The components of the Portfolio’s blended benchmark generated average annual total returns of 7.94%, −13.96%, and −18.62% for the Barclays Capital Aggregate Bond Index, the MSCI ACWI, ex North America, and the Russell 3000 Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the annual period?

A	Our strategic and tactical asset allocation decisions contributed to the Portfolio’s outperformance of the EDGE Index during the annual period. In addition, the Underlying Funds performed better than their respective benchmark indices and those returns flowed through to the Portfolio. Our index call writing strategy among the Underlying Funds also enhanced results.

Q	How did Global Tactical Asset Allocation decisions help the Portfolio’s performance during the 12 months?

A	The implementation of our quarterly tactical views contributed to performance. We reduced the Portfolio’s exposure to U.S. investment grade bonds, increased its position in the U.S. equity market and added an allocation to U.S. high yield bonds. These tactical tilts enhanced performance when the stock and high-yield bond markets began to rally in March.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the reporting period?

A	All seven of the Portfolio’s Underlying Funds — the Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs International Equity Dividend Fund, the Goldman Sachs Structured Emerging Markets Equity Fund, the Goldman Sachs Structured Small Cap Fund, the Goldman Sachs Structured International Equity Fund, the Goldman Sachs Core Fixed Income Fund, and the Goldman Sachs High Yield Fund — outperformed their respective benchmark indices.

Q	How did call writing affect performance?

A	The Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Funds are likely to trail their respective benchmark indices.

Because the market declined for much of the 12-month reporting period, the two Underlying Funds kept the premiums, which benefited the Portfolio. However, as the market rallied during the final months of the period, the Portfolio’s performance was hampered by outstanding call options held by the two Underlying Funds, which expired in mid-September 2009.

Nevertheless, both Underlying Funds were able to achieve their goal of receiving 1% in option premiums per quarter while writing call options on a smaller than normal portion of the stock portfolio.

PORTFOLIO RESULTS

Q	What changes did you make during the reporting period within both the equity and fixed income portions of the Portfolio?

A	During autumn 2008, we reduced the Portfolio’s exposure to U.S. fixed income, gradually decreasing its position in U.S. investment grade bonds to 2.3% (as compared to a strategic target of 10%). We increased the Portfolio’s position in U.S. high yield bonds in response to wider spreads and higher yields. In our opinion, the high yield market was already discounted for depression-like default and recovery scenarios.

We maintained a modest overweighted position in U.S. equities at the expense of investment grade bonds. Despite our conservative earnings growth expectations, shifting investor sentiment and uncertain news, we considered valuations and believed they offered a reasonable balance between risk and reward for long-term investors. We began the year with an overweighted position in U.S. large cap stocks and an underweighted position in U.S. small cap stocks. During the fourth quarter of 2008, we reduced this tilt and moved back toward our strategic target allocations.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	As of August 31, 2009, the Portfolio — through its allocations to the Underlying Funds — had an overweighted position in the U.S. stock market. In fixed income, through its allocations to the Underlying Funds, the Portfolio maintained an overweighted position in high yield securities and an underweighted position in investment grade securities.

FUND BASICS

Enhanced Dividend Global Equity Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	EDGE Composite
September 1, 2008–August 31, 2009	(based on NAV)[1]	Index[2]

Class A	-10.53%	-14.08%
Institutional	-10.11	-14.08

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The EDGE Composite Index is comprised of the Barclay’s Capital Aggregate Bond Index (formerly known as Lehman Brothers Aggregate Bond Index) (10%), the MSCI ACWI, ex North America® (30%) and the Russell 3000® Index (60%). The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-24.78%	-26.33%	4/30/08
Institutional	-19.96	-22.28	4/30/08

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.42%	3.80%
Institutional	1.02	3.40

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND WEIGHTING5

Percentage of Net Assets

[5]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of the net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

-
Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Russell 3000 Index, the Barclays Capital Aggregate Bond Index and the MSCI All Country World Index (ACWI), ex North America (“MSCI ACWI Index”)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced April 30, 2008)
Excluding sales charges	–10.53%	–13.31%
Including sales charges	–15.44%	–16.88%

Institutional (Commenced April 30, 2008)	–10.11%	–12.92%

PORTFOLIO RESULTS

Tax-Advantaged Global Equity Portfolio

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Portfolio’s performance and positioning for the 12 months ended August 31, 2009.

Q	How did the Goldman Sachs Tax-Advantaged Global Equity Portfolio perform during the annual period ended August 31, 2009?

A	During the one-year reporting period ended August 31, 2009, the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) Class A and Institutional Shares generated average annual total returns, without sales charges, of −14.61% and −14.16%, respectively. These returns compare to the −14.08% average annual total return of the Tax-Advantaged Global (“TAG”) Composite Index (“TAG Composite Index”) over the same time period. The TAG Composite Index is comprised of the Barclays Capital Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America® (30%) and the Russell 3000® Index (60%).

The components of the Portfolio’s blended benchmark generated average annual total returns of 7.94%, −13.96%, and −18.62% for the Barclays Capital Aggregate Bond Index, the MSCI ACWI, ex North America, and the Russell 3000 Index, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the annual period?

A	Security selection within the Portfolio’s Underlying Funds detracted from results. Offsetting some of this negative performance were our strategic and tactical asset allocation decisions, which added to performance.

Q	How did Global Tactical Asset Allocation decisions help the Portfolio’s performance during the 12 months?

A	The implementation of our quarterly tactical views contributed to returns. We reduced the Portfolio’s exposure to U.S. investment grade bonds, increased its position in the U.S. equity market and added an allocation to U.S. high yield bonds. These tactical tilts enhanced performance when the stock and high-yield bond markets began to rally in March.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the reporting period?

A	The two Underlying Funds in which the Portfolio has the largest allocations — the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured Tax-Managed International Equity Fund — trailed their respective benchmark indices. The Goldman Sachs Structured Emerging Markets Equity Fund, the Goldman Sachs Structured International Small Cap Equity Fund and the Goldman Sachs Core Fixed Income Fund outperformed their respective benchmark indices.

Q	What changes did you make during the reporting period within both the equity and fixed income portions of the Portfolio?

A	During autumn 2008, we reduced the Portfolio’s exposure to U.S. fixed income, gradually decreasing its position in U.S. investment grade bonds to 2.3% (as compared to a strategic target of 10%). We increased the Portfolio’s position in U.S. high yield bonds in response to wider spreads and higher yields. In our opinion, the high yield market was already discounted for depression-like default and recovery scenarios.

We maintained a modest overweighted position in U.S. equities at the expense of investment grade bonds. Despite our conservative earnings growth expectations, shifting investor sentiment and uncertain news, we considered valuations and believed they offered a reasonable balance between risk and reward for long-term investors.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	As of August 31, 2009, the Portfolio — through its allocations to the Underlying Funds — had an overweighted position in the U.S. stock market. In fixed income, through its allocations to the Underlying Funds, the Portfolio maintained an overweighted position in high yield securities and an underweighted position in investment grade securities.

FUND BASICS

Tax-Advantaged Global Equity Portfolio
as of August 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	TAG Composite
September 1, 2008–August 31, 2009	(based on NAV)[1]	Index[2]

Class A	-14.61%	-14.08%
Institutional	-14.16	-14.08

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The TAG Composite Index is comprised of the Barclay’s Capital Aggregate Bond Index (formerly known as Lehman Brothers Aggregate Bond Index) (10%), the MSCI ACWI, ex North America® (30%) and the Russell 3000® Index (60%). The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/09	One Year	Since Inception	Inception Date

Class A	-30.33%	-29.55%	4/30/08
Institutional	-26.08	-25.81	4/30/08

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	3.15%
Institutional	0.86	2.75

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to the Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND WEIGHTING5

Percentage of Net Assets

[5]	The percentage shown for each Underlying Fund reflects the value of that fund as a percentage of the net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary
August 31, 2009

The following graph shows the value, as of August 31, 2009, of a $10,000 investment made on April 30, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the Russell 3000 Index, the Barclays Capital Aggregate Bond Index and the MSCI ACWI Index), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2008 through August 31, 2009.

Average Annual Total Return through August 31, 2009	One Year	Since Inception

Class A (Commenced April 30, 2008)
Excluding sales charges	–14.61%	–16.08%
Including sales charges	–19.31%	–19.53%

Institutional (Commenced April 30, 2008)	–14.16%	–15.68%

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 99.0%

Equity – 91.0%
3,676,679	Goldman Sachs U.S. Equity Dividend and Premium Fund – 50.5%	$28,126,598
1,832,143	Goldman Sachs International Equity Dividend and Premium Fund – 24.3%	13,557,862
593,691	Goldman Sachs Structured Small Cap Equity Fund – 9.5%	5,271,975
305,171	Goldman Sachs Structured Emerging Markets Equity Fund – 3.7%	2,050,750
242,063	Goldman Sachs Structured International Small Cap Fund – 3.0%	1,665,394

		50,672,579

Fixed Income – 8.0%
490,536	Goldman Sachs High Yield Fund – 5.7%	3,159,053
142,511	Goldman Sachs Core Fixed Income Fund – 2.3%	1,305,403

		4,464,456

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.0%
(Cost $48,466,507)		$55,137,035

EXCHANGE TRADED FUND – 0.9%

25,200	Technology Select Sector Spider Fund	$504,504
(Cost $426,256)

Shares	Rate	Value

INVESTMENT COMPANY(b) (CAPITAL SHARES) – 0.4%

JPMorgan U.S. Government Money Market Fund
200,995	0.187%	$200,995
(Cost $200,995)

TOTAL INVESTMENTS – 100.3%
(Cost $49,093,758)		$55,842,534

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(166,458)

NET ASSETS – 100.0%		$55,676,076

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments
August 31, 2009

Shares	Description	Value

UNDERLYING FUNDS(a) (INSTITUTIONAL SHARES) – 94.4%

Equity – 86.8%
10,478,816	Goldman Sachs Structured Tax-Managed Equity Fund – 57.3%	$85,297,562
4,877,206	Goldman Sachs Structured International Tax-Managed Equity Fund – 23.2%	34,530,618
779,194	Goldman Sachs Structured Emerging Markets Equity Fund – 3.5%	5,236,182
615,783	Goldman Sachs Structured International Small Cap Fund – 2.8%	4,236,588

		129,300,950

Fixed Income – 7.6%
1,251,727	Goldman Sachs High Yield Fund – 5.4%	8,061,119
363,388	Goldman Sachs Core Fixed Income Fund – 2.2%	3,328,630

		11,389,749

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 94.4%
(Cost $120,208,969)		$140,690,699

EXCHANGE TRADED FUND – 0.8%

60,300	Technology Select Sector Spider Fund	$1,207,206
(Cost $1,019,969)

Shares	Rate	Value

INVESTMENT COMPANY(b) (CAPITAL SHARES) – 0.3%

JPMorgan U.S. Government Money Market Fund
377,006	0.187%	$377,006
(Cost $377,006)

TOTAL INVESTMENTS – 95.5%
(Cost $121,605,944)		$142,274,911

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.5%		6,645,207

NET ASSETS – 100.0%		$148,920,118

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents Affiliated Funds.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities
August 31, 2009

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
	Portfolio	Portfolio

Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $48,466,507 and $120,208,969, respectively)	$55,137,035	$140,690,699
Investments in Unaffiliated Funds, at value (identified cost $627,251 and $1,396,975, respectively)	705,499	1,584,212
Receivables:
Portfolio shares sold	16,080	7,300,281
Dividends and interest	1,973	4,645
Reimbursement from investment adviser	896	11,412

Total assets	55,861,483	149,591,249

Liabilities:

Payables:
Portfolio shares redeemed	101,000	296,143
Amounts owed to affiliates	20,285	58,548
Investment securities purchased	—	235,564
Accrued expenses	64,122	80,876

Total liabilities	185,407	671,131

Net Assets:

Paid-in capital	55,846,622	139,537,845
Accumulated undistributed net investment income	39,910	54,510
Accumulated net realized loss from investment transactions	(6,959,232)	(11,341,204)
Net unrealized gain on investments	6,748,776	20,668,967

NET ASSETS	$55,676,076	$148,920,118

Net Assets:
Class A	$32,911,851	$120,898,184
Institutional	22,764,225	28,021,934

Total Net Assets	$55,676,076	$148,920,118

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,124,702	15,532,161
Institutional	2,844,498	3,582,859

Net asset value, offering and redemption price per share:(a)
Class A	$7.98	$7.78
Institutional	8.00	7.82

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $8.44 and $8.23, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations
For the Year Ended August 31, 2009

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
	Portfolio	Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$861,021	$1,286,440
Dividends from Unaffiliated Funds	6,062	14,466
Interest	599	1,513

Total investment income	867,682	1,302,419

Expenses:

Amortization of offering costs	155,498	170,663
Professional fees	83,860	83,860
Management fees	53,011	108,310
Distribution and Service fees — Class A	46,562	140,829
Transfer Agent fees(a)	42,074	113,381
Registration fees	39,839	59,566
Custody and accounting fees	22,582	22,803
Printing fees	17,273	23,236
Trustee fees	16,500	16,500
Other	10,010	7,271

Total expenses	487,209	746,419

Less — expense reductions	(340,606)	(373,761)

Net expenses	146,603	372,658

NET INVESTMENT INCOME	721,079	929,761

Realized and unrealized gain (loss) from investment transactions:

Capital gain distributions from Affiliated Underlying Funds	32,653	—
Net realized loss from Affiliated Underlying Funds	(7,042,834)	(11,541,789)
Net realized gain from Unaffiliated Funds	211,148	496,102
Net change in unrealized gain on investments	7,509,010	22,095,563

Net realized and unrealized gain from investment transactions	709,977	11,049,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,431,056	$11,979,637

(a)	Class A and Institutional Shares had Transfer Agent fees of $35,388 and $6,686 for the Enhanced Dividend Global Equity Portfolio and $107,031 and $6,350 for the Tax-Advantaged Global Equity Portfolio, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend		Tax-Advantaged
	Global Equity		Global Equity
	Portfolio		Portfolio
	For the	For the	For the	For the
	Fiscal Year Ended	Period Ended	Fiscal Year Ended	Period Ended
	August 31, 2009	August 31, 2008(a)	August 31, 2009	August 31, 2008(a)

From operations:

Net investment income	$721,079	$92,438	$929,761	$9,839
Net realized loss from investment transactions and capital gain distributions from Affiliated Underlying Funds and Unaffiliated Funds	(6,799,033)	(143,534)	(11,045,687)	(295,501)
Net change in unrealized gain (loss) on investments	7,509,010	(760,234)	22,095,563	(1,426,596)

Net increase (decrease) in net assets resulting from operations	1,431,056	(811,330)	11,979,637	(1,712,258)

Distributions to shareholders:

From net investment income
Class A Shares	(312,758)	(5,280)	(606,942)	—
Institutional Shares	(395,279)	(87,854)	(286,711)	—
From capital
Class A Shares	—	(1,604)	—	—
Institutional Shares	—	(26,683)	—	—

Total distributions to shareholders	(708,037)	(121,421)	(893,653)	—

From share transactions:

Proceeds from sales of shares	44,586,883	35,066,778	138,970,556	42,972,865
Reinvestments of distributions	384,286	23,841	791,011	—
Cost of shares redeemed	(14,392,833)	(9,783,147)	(31,173,456)	(12,014,584)

Net increase in net assets resulting from share transactions	30,578,336	25,307,472	108,588,111	30,958,281

TOTAL INCREASE	31,301,355	24,374,721	119,674,095	29,246,023

Net assets:

Beginning of period	24,374,721	—	29,246,023	—

End of period	$55,676,076	$24,374,721	$148,920,118	$29,246,023

Accumulated undistributed net investment income	$39,910	$—	$54,510	$13,869

(a)	Commenced operations on April 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements
August 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or “Funds” or individually a “Portfolio” or “Fund”), along with their corresponding share classes and respective diversification status under the Act:

	Share Classes	Diversified/
Portfolio	Offered	Non-Diversified

Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional Shares	Diversified

Class A Shares of the Portfolios are sold with a front-end sales charge of up to 5.50%. Institutional Shares of the Portfolios are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
The Portfolios invest primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”).
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios as well as the Underlying Funds is to value investments at market value. Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers. Investments in the Underlying Funds and Unaffiliated Funds are valued at the net asset value per share (“NAV”) of such funds on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers (i) yield or price with respect to bonds that are considered comparable in such characteristics as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Portfolios and Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time it determines an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Purchases and sales of the Underlying Funds and fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of the Underlying Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from the Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
Portfolio	Declared/Paid	Declared/Paid

Enhanced Dividend Global Equity	Quarterly	Annually

Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior tax year) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the Portfolios are amortized on a straight-line basis over 12 months from the date of the commencement of operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services and account maintenance services equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales charge. During the fiscal year ended August 31, 2009, Goldman Sachs advised that it did not retain any Class A sales charge.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A Shares and 0.04% of the average daily net assets for Institutional Shares.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. AGREEMENTS (continued)

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Portfolio. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior period expense reimbursements, if any.
For the fiscal year ended August 31, 2009, GSAM has voluntarily agreed to reimburse certain other expenses. These expense reductions were approximately $341,000 and $374,000 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.
As of August 31, 2009, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Portfolio	Fees	Fees	Agent Fees	Total

Enhanced Dividend Global Equity	$7	$7	$6	$20

Tax-Advantaged Global Equity	18	23	18	59

E. Line of Credit Facility — The Portfolios participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2009, the Portfolios did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Portfolios’ investments categorized in the fair value hierarchy:

Enhanced Dividend Global Equity	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$50,672,579	$—	$—
Fixed Income Underlying Funds	4,464,456	—	—
Exchange Traded Fund	504,504	—	—
Short-term Investments	200,995	—	—

Total	$55,842,534	$—	$—

Tax-Advantaged Global Equity	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$129,300,950	$—	$—
Fixed Income Underlying Funds	11,389,749	—	—
Exchange Traded Fund	1,207,206	—	—
Short-term Investments	377,006	—	—

Total	$142,274,911	$—	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2009, were as follows:

		Sales and
Portfolio	Purchases	Maturities

Enhanced Dividend Global Equity	$57,275,313	$26,678,294

Tax-Advantaged Global Equity	141,962,296	37,636,445

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Distributions paid from:
Ordinary income	$708,037	$893,653

Total taxable distributions	$708,037	$893,653

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

6. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal period ended August 31, 2008 was as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Distributions paid from:
Ordinary income	$93,134	$—

Total taxable distributions	$93,134	—

Tax return of capital distributions	$28,287	—

As of August 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Undistributed ordinary income — net	$184,095	$459,428

Unrealized gains (losses) — net	(354,641)	8,922,845

Total accumulated gains (losses) — net	$(170,546)	$9,382,273

At August 31, 2009, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Tax cost	$56,197,175	$133,352,066

Gross unrealized gain	—	8,922,845
Gross unrealized loss	(354,641)	—

Net unrealized security gain (loss)	$(354,641)	$8,922,845

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

6. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the differing book/tax treatments relating to dividend redesignations, return of capital distributions from Underlying Funds and non-deductible organization costs.

			Accumulated
			undistributed
	Paid-in	Accumulated net	net investment
Portfolio	Capital	realized gain (loss)	income

Enhanced Dividend Global Equity	$(10,382)	$(16,486)	$26,868

Tax-Advantaged Global Equity	(4,517)	(16)	4,533

7. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

Portfolios’ Shareholder Concentration — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investment policies of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2009, the Enhanced Dividend Global Equity Portfolio invested 50.5% and 24.3%, respectively, of its portfolio in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”). Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will sell call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will sell call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. OTHER RISKS (continued)

As of August 31, 2009, the Tax-Advantaged Global Equity Portfolio invested 57.3% and 23.2%, respectively, of its portfolio in the Goldman Sachs Structured Tax-Managed Equity Fund (the “Structured Tax-Managed Equity Fund”) and the Goldman Sachs Structured International Tax-Managed Equity Fund (the “Structured International Tax-Managed Equity Fund”). Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The Structured International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.
The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets.
As of August 31, 2009, the Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

	Enhanced Dividend	Tax-Advantaged
Underlying Funds	Global Equity	Global Equity

Goldman Sachs International Equity Dividend and Premium	21%	—%

Goldman Sachs Structured International Tax-Managed Equity	—	30

Goldman Sachs Structured Tax-Managed Equity	—	38

Goldman Sachs U.S. Equity Dividend and Premium	11	—

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2009

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). FAS 165 is effective for interim and annual financial statements issued for fiscal periods ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through October 16, 2009, the date that the financial statements were issued.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended		For the Period Ended
	August 31, 2009		August 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,122,113	$35,866,568	444,453	$4,075,818
Reinvestments of distributions	39,178	263,120	21	191
Shares redeemed	(1,480,051)	(9,887,754)	(1,012)	(9,190)

	3,681,240	26,241,934	443,462	4,066,819

Institutional Shares
Shares sold	1,271,942	8,720,315	3,225,125	30,990,960
Reinvestments of distributions	18,130	121,166	2,576	23,650
Shares redeemed	(671,911)	(4,505,079)	(1,001,364)	(9,773,957)

	618,161	4,336,402	2,226,337	21,240,653

NET INCREASE	4,299,401	$30,578,336	2,669,799	$25,307,472

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended		For the Period Ended
	August 31, 2009		August 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,085,559	$114,043,510	2,527,916	$24,320,638
Reinvestments of distributions	84,505	548,437	—	—
Shares redeemed	(3,876,492)	(24,828,955)	(289,327)	(2,694,535)

	13,293,572	89,762,992	2,238,589	21,626,103

Institutional Shares
Shares sold	3,591,861	24,927,046	1,920,305	18,652,227
Reinvestments of distributions	37,319	242,574	—	—
Shares redeemed	(966,945)	(6,344,501)	(999,681)	(9,320,049)

	2,662,235	18,825,119	920,624	9,332,178

NET INCREASE	15,955,807	$108,588,111	3,159,213	$30,958,281

(a)	Commenced operations on April 30, 2008.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders
	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment	From	Total
Year - Share Class	of period	income(a)(b)	loss	operations	income	capital	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$9.12	$0.11	$(1.09)	$(0.98)	$(0.16)	$—	$(0.16)
2009 - Institutional	9.13	0.17	(1.12)	(0.95)	(0.18)	—	(0.18)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced April 30, 2008)	10.00	0.03	(0.80)	(0.77)	(0.08)	(0.03)	(0.11)
2008 - Institutional (Commenced April 30, 2008)	10.00	0.07	(0.83)	(0.76)	(0.08)	(0.03)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$7.98	(10.53)%	$32,912	0.60%		1.67%		1.56%		0.71%		75%
8.00	(10.11)	22,764	0.20		2.45		1.16		1.49		75

9.12	(7.70)	4,043	0.60	(e)	1.00	(e)	4.05	(e)	(2.45	)(e)	9
9.13	(7.58)	20,332	0.20	(e)	2.13	(e)	3.65	(e)	(1.32	)(e)	9

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset	Net				to shareholders
	value,	investment		Net realized	Total from	from net
	beginning	income		and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)(b)		loss	operations	income

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	$9.25	$0.08		$(1.44)	$(1.36)	$(0.11)
2009 - Institutional	9.27	0.13		(1.47)	(1.34)	(0.11)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced April 30, 2008)	10.00	—	(e)	(0.75)	(0.75)	—
2008 - Institutional (Commenced April 30, 2008)	10.00	0.01		(0.74)	(0.73)	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Amount is less than $0.005 per share.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$7.78	(14.61)%	$120,898	0.60%		1.12%		1.11%		0.61%		52%
7.82	(14.16)	28,022	0.20		1.85		0.71		1.34		52

9.25	(7.40)	20,710	0.60	(f)	(0.05	)(f)	3.25	(f)	(2.70	)(f)	15
9.27	(7.30)	8,536	0.20	(f)	0.33	(f)	2.85	(f)	(2.32	)(f)	15

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and transfer agent of the Underlying Funds provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 15, 2009

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2009 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and redemption fees (with respect to Class A and Institutional shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 through August 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	3/01/09	8/31/09		8/31/09*	3/01/09	8/31/09		8/31/09*
Class A
Actual	$1,000	$1,440.00		$3.69	$1,000	$1,412.00		$3.65
Hypothetical 5% return	1,000	1,022.18	+	3.06	1,000	1,022.18	+	3.06

Institutional
Actual	1,000	1,441.00		1.23	1,000	1,414.10		1.22
Hypothetical 5% return	1,000	1,024.20	+	1.02	1,000	1,024.20	+	1.02

*	Expenses are calculated using each Portfolio’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional

Enhanced Dividend Global Equity	0.60%	0.20%
Tax-Advantaged Global Equity	0.60	0.20

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Tax-Advantaged Global Equity Portfolio and Goldman Sachs Enhanced Dividend Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Portfolios’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios by the Investment Adviser and its affiliates;
(b)	the Portfolios’ investment performance;
(c)	the Portfolios’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser to reimburse certain expenses of the Portfolios that exceed specified levels and the estimated annualized savings realized by the Portfolios from those undertakings;
(e)	potential economies of scale and the levels of breakpoints in the fees payable by the underlying funds in which the Portfolios invest (the “Underlying Funds”);
(f)	the relative expense levels of the Portfolios and in the Underlying Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;
(i)	capacity issues relating to the securities in which certain of the Underlying Funds invest;
(j)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance for the Underlying Funds and expense comparisons for the Portfolios and the Underlying Funds;
(k)	the current pricing of services provided by, and the profitability of, the Portfolios’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and
(l)	the nature and quality of the services provided to the Portfolios by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Portfolios; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds (as applicable) for transfer agency, securities lending, portfolio brokerage, distribution and other services; (h) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Portfolios; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Portfolios’ other service providers, including the custodian and fund accounting agent; (j) an update on the Investment Adviser’s soft dollars practices and other

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

portfolio trading related issues with respect to the Portfolios and certain of the Underlying Funds; (k) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; (l) the Investment Adviser’s approach to risk management; (m) an overview of the Portfolios’ distribution plan; and (n) an annual review of the effectiveness of the Portfolios’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Portfolio, and each Portfolio’s investment performance, fees and expenses, including any breakpoints in the fee rates payable by the Underlying Funds under their respective management agreements, and the expense trends of the Underlying Funds over time.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Portfolios’ assets, share purchase and redemption activity, the commission rates paid by the Portfolios and the Underlying Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares; portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Portfolios and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive session with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Portfolios and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Portfolio.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Portfolios and the Underlying Funds in comparison to the performance of benchmark performance indices and the performance of the Underlying Funds in comparison to that of similar mutual funds; (b) general investment outlooks in the markets in which the Portfolios and the Underlying Funds invest; (c) compliance reports; and (d) expenses borne by the Portfolios and the Underlying Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Portfolios and their expenses, as well as information on the Portfolios’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Portfolios and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Portfolios, the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of the Underlying Funds to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider (similar data with respect to the Portfolios were not available, because they commenced operations in 2008). The Independent Trustees also

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reviewed each Underlying Fund’s investment performance over time on a year-by-year basis (as applicable) relative to its performance benchmark, and each Portfolio’s investment performance through December 31, 2008 relative to its performance benchmark. This information on each Underlying Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Underlying Fund had been in existence for those periods. In addition, they reviewed the investment performance of each Portfolio in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Portfolio had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Portfolios had each commenced operations in 2008 and had provided a reasonable level of performance to investors in light of their investment policies and given prevailing conditions in the markets in which they invest. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a one-year history comparing each Portfolio’s expenses to the peer and category averages. The analyses also compared each Portfolio’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Portfolios’ “other expenses” ratios and Underlying Fund fees and expense ratios (excluding certain expenses) to certain specified levels. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2008 (and 2007 for the Trust), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
In considering the management fees payable by the Portfolios (which do not have breakpoints) and the fee breakpoints for the Underlying Funds, the Independent Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of those economies.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In this regard, the Independent Trustees considered the amount of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit “other expenses” to certain amounts. The Independent Trustees also concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that although the Portfolios’ advisory fees were not subject to breakpoints, the breakpoints in the fees paid by the Underlying Funds benefited the Portfolios and their shareholders, ensuring that benefits of scalability would be passed along to shareholders, including shareholders of the Portfolios, at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolios and the Underlying Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Portfolios and certain of the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolios and the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which certain of the Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios; and (j) the Investment Adviser’s ability to leverage relationships with the Portfolios’ third party service providers to attract more firmwide business.

Other Benefits to the Portfolios and Their Shareholders
The Independent Trustees also noted that the Portfolios receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolios and the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Portfolios’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2010.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2009, 48.49%, and 33.18% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2009, the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios designate 92.17% and 90.42%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $708.7 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]

Fundamental Equity International
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

This information discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Please see additional disclosures.

This material has been prepared by GSAM and is not a product of the Goldman Sachs Global Investment Research (GIR) Department. The views and opinions expressed may differ from those of the GIR Department or other departments or divisions of Goldman Sachs and its affiliates. Investors are urged to consult with their financial advisors before buying or selling any securities. This information may not be current and GSAM has no obligation to provide any updates or changes.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolios. A prospectus for the Portfolio containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 27236.MF.TMPL TAGEDGEAR / 1K / 10-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,798,400	$1,262,776	Financial Statement audits. $201,250 and $449,867, represent audit fees borne by the Funds’ adviser, in 2009 and 2008, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$181,992	$232,222	Other attest services. $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$590,340	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2009 and August 31, 2008 were approximately $772,332 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 16, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	October 16, 2009